UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 16, 2008

S.Y. BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Restated Senior Officers Security Plan

            In 2005, the Board of Directors of S.Y. Bancorp, Inc., the parent company of Stock Yards Bank & Trust Company (the "Bank"), approved the Stock Yards Bank and Trust Company 2005 Restated Senior Officers Security Plan, and on December 16, 2008, the Board of Directors approved a new, 2009 restated version of this plan (the "2009 SOSP").  A copy of the 2009 SOSP is filed as exhibit 10.1 hereto.  The description herein of the differences between the 2005 restatement and the 2009 SOSP is qualified in its entirety by reference to the full text of such exhibit.

            The 2009 SOSP clarifies certain terms and adds cross references to the Internal Revenue Code and applicable regulations, in order for taxation of the amounts paid under the SOSP to be deferred until payment, and to avoid the excise tax provisions of Internal Revenue Code Section 409A, under which final regulations become effective January 1, 2009.

Specifically, the changes in the 2009 SOSP (i) clarify that any SOSP benefit payable after termination of employment will only be paid when that termination also comes within Code Section 409A's terms (generally meaning that the executive cannot continue to perform substantial service as an employee or contractor for the Bank or any commonly owned company); (ii) specify the exact date of payment of any death benefit due (90 days after death); (iii) describe how the Bank should determine who is affected by a 6-month delay in payment under Code Section 409A (based on a prior year determination period); and (iv) describe when, under Code Section 409A, the Bank can accelerate payment of SOSP benefits if the plan is terminated, rather than just cross-referencing the Code.

Amendment No. 1 To Senior Executive Severance Agreements

            The Bank previously entered into and has once restated Senior Executive Severance Agreements with certain executives, and on December 16, 2008, the Board of Directors authorized an amendment to each Severance Agreement (the "Amendment").  A copy of the form of the Amendment is filed as Exhibit 10.2 hereto.  The description herein of the Amendment is qualified in its entirety by reference to the full text of such exhibit.

The Amendment clarifies certain terms and adds cross references to the Internal Revenue Code and regulations that are applicable, in order for amounts paid under the Severance Agreements to be taxed only when actually paid and avoid the excise tax provisions of Internal Revenue Code Section 409A, under which final regulations become effective January 1, 2009.  Specifically, it (i) clarifies that, to receive severance, a termination within that Code section's terms must have occurred (generally, only if the executive ceases performing substantial services as either an employee or contractor for the Bank or any commonly owned company); (ii) clarifies how to identify employees who must wait 6 months to be paid severance, and that the delay only applies to amounts paid under the agreements that are not exempt from Code Section 409A; (iii) limits the time frame after expenses are incurred during which legal fees and expenses incurred in contesting any termination or enforcing the Severance Agreement can be reimbursed; and (iv) specifies the timing of payment by the Bank of an amount to cover any excise taxes under Code Section 280G incurred by a covered executive (by April 1 of the year following the year severance is paid).

2009 Restated Executive And Director Nonqualified Deferred Compensation Plans

In 2006, the Board of Directors amended and restated the Director Nonqualified Deferred Compensation Plan, which allows directors to defer receipt and income taxation of director fees, and the Executive Nonqualified Deferred Compensation Plan, which allows selected key management or highly compensated employees to defer base salary and incentive pay and receive certain Bank credits to make up for amounts that cannot be contribution to the Banks tax-qualified retirement plan due to IRS limits.  On December 16, 2008, the Board of Directors approved a 2009 restated version of each of these plans  (the "2009 Deferred Compensation Plans").  Copies of the 2009 Deferred Compensation Plans are filed as Exhibits 10.3 and 10.4 hereto.  The description herein of the differences between the 2006 restatement and the 2009 Deferred Compensation Plans is qualified in its entirety by reference to the full text of such exhibits.

The 2009 Deferred Compensation Plans clarify certain terms and add cross references to the Internal Revenue Code and regulations that are applicable, in order for taxation of the amounts paid under the 2009 Deferred Compensation Plans to be deferred until payment, and to avoid the excise tax provisions of Internal Revenue Code Section 409A, under which final regulations become effective January 1, 2009.

Specifically, the changes in the 2009 Deferred Compensation Plans (i) clarify that any benefit payable after termination of employment or directors' service will only be paid when that termination also comes within Code Section 409A's terms (generally meaning that the participant  cannot continue to perform substantial services for the Bank or any commonly owned company); (ii) specify the date after a payment-triggering event by which benefit payment must start (60 days); (iii) eliminate as no longer allowed under Code Section 409A a plan provision that allowed installments below $2,500 to be accelerated to pay a minimum installment amount; (iv) clarify when payments are allowed to be delayed based on special circumstances under Code Section 409A guidance, including if the payment would exceed a tax deduction limit; (v) clarify how the Bank should determine who is affected by a 6-month delay in payment under Code Section 409A (based on prior year status of the employee); and (vi) describe when, under Code Section 409A, the Bank can accelerate payment of benefits if these and all similar plans are terminated and successors are not adopted within 3 years thereafter.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description of Exhibits

	10.1	Stock Yards Bank and Trust Company 2009 Restated Senior Officers Security Plan (as Amended and Restated)

	10.2	Form of Amendment No. 1 to Stock Yards Bank & Trust Company 2005 Restated Senior Executive Severance Agreement

	10.3	Stock Yards Bank & Trust Company Director Nonqualified Deferred Compensation Plan (as Amended and Restated in 2009)

	10.4	Stock Yards Bank & Trust Company Executive Nonqualified Deferred Compensation Plan (as Amended and Restated in 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   December 18, 2008

S.Y. BANCORP, INC.

By:	/s/ Nancy B. Davis
Nancy B. Davis Executive Vice President, Treasurer and Chief Financial Officer